Exhibit 99.1

JOINT CAPITAL ENHANCEMENT AGREEMENT

This Joint Capital Enhancement Agreement ("this Agreement") is entered into by each of the undersigned Federal Home Loan Banks (each a "Federal Home Loan Bank" and collectively the "Federal Home Loan Banks") as of the Effective Date provided in this Agreement.

WHEREAS, the Federal Home Loan Banks are federal instrumentalities chartered pursuant to an Act of Congress and established to perform the important federal function of providing a stable source of low cost funds for their member financial institutions;

WHEREAS, the ability of the Federal Home Loan Banks to provide significant sources of liquidity to their members during the recent economic crisis was an important factor in stabilizing the financial markets of the United States;

WHEREAS, the continued ability of the Federal Home Loan Banks to perform their important federal mission depends in part upon the capital strength of the Federal Home Loan Banks and their ability to access low cost funds in the debt markets;

WHEREAS, the Federal Home Loan Banks desire to increase the amount of their retained earnings for safety and soundness reasons and to protect against the potential impairment of the par value of their capital stock;

WHEREAS, the Federal Home Loan Banks are federally-chartered corporations with an interest in each other's operations because they are jointly and severally liable for the payment of consolidated obligations issued by, or for the benefit of, the Federal Home Loan Banks, and have an interest in each Federal Home Loan Bank having sufficient capital to ensure the timely payment of the consolidated obligations issued on its behalf;

WHEREAS, before the enactment of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA"), each Federal Home Loan Bank was required to carry a reserve account equal to 20 percent of its net income until said reserve account showed a credit balance equal to 100 percent of the paid-in capital of such Federal Home Loan Bank;

WHEREAS, the Competitive Equality Banking Act of 1987 and FIRREA required the FHLBanks to pay more than $3.1 billion from these retained earnings to capitalize the Financing Corporation and the Resolution Funding Corporation ("REFCORP");

WHEREAS, FIRREA repealed the 20 percent reserve requirement and replaced it with the requirement that the Federal Home Loan Banks pay for a portion of the interest payments on debt issued by REFCORP equal to $300 million per year until 2030;

WHEREAS, the Gramm-Leach-Bliley Act amended the Federal Home Loan Banks' REFCORP obligation to require each Federal Home Loan Bank to pay 20 percent of its net income per year after AHP contribution and to allow for the Federal Home Loan Banks' total REFCORP obligation to end earlier than 2030 if such variable payments exceeded $300 million per year;

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WHEREAS, the Federal Home Loan Banks have paid $8.6 billion ($5.9 billion paid from 2000 through 4Q 2010 and $2.7 billion paid from 1991 to 1999) of the interest payments on the REFCORP obligations; and

WHEREAS, satisfaction of the REFCORP obligation will provide the Federal Home Loan Banks an opportunity to increase their retained earnings in furtherance of their safety and soundness.

NOW, THEREFORE, in consideration of the promises and mutual consideration contained in this Agreement, it is agreed as follows:

I. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the following meaning:

"Act" means the Federal Home Loan Bank Act of 1932, as amended as of the Effective Date.

"Adjustment to Prior Net Income" means either an increase, or a decrease, to a prior calendar quarter's reported Quarterly Net Income subsequent to the date on which any allocation to Restricted Retained Earnings for such calendar quarter was made.

"Agreement" means this Joint Capital Enhancement Agreement.

"Agreement Implementation Date" means the date that is the later of the REFCORP Termination Date or the Effective Date.

"Automatic Termination Event" means a change in the Act, the Regulations, or other applicable law, occurring subsequent to the Effective Date, that has the effect of: (i) creating any new or higher assessment or taxation on the net income or capital of any FHLBank, or a higher effective RREM for any FHLBank than the amount set forth in this Agreement; or (ii) establishing general restrictions applicable to payment of Dividends by FHLBanks that satisfy all relevant capital standards (a) requiring a new or higher mandatory allocation of an FHLBank's Quarterly Net Income to any Retained Earnings account than the amount specified in this Agreement, or (b) prohibiting the payments of Dividends from any portion of an FHLBank's Retained Earnings that is not Restricted Retained Earnings.

"Capital Plan" means a capital plan adopted by a board of directors of an FHLBank, and approved pursuant to Section 6 of the Act.

"Class A Stock" means capital stock in an FHLBank, including subclasses, that has the characteristics of class A stock as set forth in the Act and Regulations.

"Class B Stock" means capital stock in an FHLBank, including subclasses, that has the characteristics of class B stock set forth in the Act and Regulations.

"Dividend" means a distribution of cash, other property, or stock to a Member with respect to its holdings of Class A Stock, Class B Stock or Other FHLBank Stock, and includes any

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distribution with respect to mandatorily redeemable stock regardless of the characterization of such distribution.

"Dividend Restriction Period" for an FHLBank means any calendar quarter: (i) that includes the Agreement Implementation Date, or occurs subsequent to the Agreement Implementation Date; (ii) that occurs prior to an Automatic Termination Event; and (iii) during which the amount of the FHLBank's Restricted Retained Earnings is less than the amount of that FHLBank's RREM. If the amount of an FHLBank's Restricted Retained Earnings is at least equal to the amount of that FHLBank's RREM, and subsequently the FHLBank's Restricted Retained Earnings becomes less than its RREM, the FHLBank shall be deemed to be in a Dividend Restriction Period (unless an Automatic Termination Event occurs).

"Effective Date" means the earliest date on which the board of directors of each FHLBank has adopted a resolution approving this Agreement and each such resolution is in full force and effect, and an authorized officer of each FHLBank has executed and delivered a counterpart signature page of this Agreement.

"Excess Stock" means any Class A Stock or Class B Stock owned by a Member that the Member is not required to hold either as a condition of retaining its membership in its FHLBank or as a condition of obtaining advances or transacting other business with its FHLBank.

"FHFA" means the Federal Housing Finance Agency, or any successor thereto.

"FHLBank" means a Federal Home Loan Bank chartered under the Act.

"FHLBank's Total Consolidated Obligations" means the daily average carrying value for the calendar quarter, excluding the impact of fair value adjustments (i.e., fair value option and hedging adjustments), of the FHLBank's portion of outstanding FHLBank System Consolidated Obligations for which it is the primary obligor.

"FHLBank System Consolidated Obligation" means any bond, debenture, or note authorized under the Regulations to be issued jointly by the FHLBanks pursuant to Section 11(a) of the Act, as amended, or any bond or note previously issued by the Federal Housing Finance Board on behalf of all FHLBanks pursuant to Section 11(c) of the Act, on which the FHLBanks are jointly and severally liable, or any other instrument issued through the Office of Finance, or any successor thereto, under the Act that is a joint and several liability of all the FHLBanks.

"Final Capital Plan Amendment Implementation Date" means the earliest date on which all approvals required by the FHFA with respect to the Capital Plan amendments required by this Agreement for all FHLBanks have been given, and such amendments are in full force and effect.

"GAAP" means accounting principles generally accepted in the United States as in effect from time to time.

"HERA" means the Housing and Economic Recovery Act of 2008, as amended on the Effective Date.

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"Interim Capital Plan Amendment Implementation Date" means the earliest date on which all approvals required by the FHFA with respect to the Capital Plan amendments required by this Agreement for each of the FHLBanks that has issued stock pursuant to a Capital Plan as of the Effective Date, have been given, and such amendments are in full force and effect.

"Member" means: (i) an institution that has been approved for membership in an FHLBank, and has purchased Class A Stock, Class B Stock, or Other FHLBank Stock in accordance with the Regulations; (ii) a former member of an FHLBank that continues to own Class A Stock, Class B Stock or Other FHLBank Stock; or (iii) a successor to an entity that was a member of an FHLBank that continues to own Class A Stock, Class B Stock or Other FHLBank Stock.

"Net Loss" means that the Quarterly Net Income of an FHLBank is negative, or that the annual net income of an FHLBank calculated on the same basis is negative.

"Other FHLBank Stock" means stock issued by an FHLBank prior to the adoption and implementation of a Capital Plan.

"Quarterly Net Income" means the amount of net income of an FHLBank for the most recent calendar quarter calculated in accordance with GAAP, after deducting the required contribution for the Affordable Housing Program under Section 10(j) of the Act, as reported in that FHLBank's quarterly and annual financial statements filed with the Securities and Exchange Commission.

"Redeem" or "Redemption" means: (i) for an FHLBank that has issued stock pursuant to a Capital Plan, the acquisition by an FHLBank of its outstanding Class A Stock or Class B Stock following the expiration of the six-month or five-year statutory redemption period, respectively, for the stock; and (ii) for an FHLBank that has not issued stock pursuant to a Capital Plan, any acquisition of any Other FHLBank Stock subsequent to a termination of membership (whether that termination occurs as a result of withdrawal from membership, a relocation to another district, a merger into a non-member institution, or otherwise), but does not include the exchange of Other FHLBank Stock for Class A Stock or Class B Stock.

"REFCORP Termination Date" means the last day of the calendar quarter in which the FHLBanks' final regular payments are made on the obligations to REFCORP in accordance with Section 997.5 of the Regulations and Section 21B(f) of the Act.

"Regular Contribution Percentage" means, for any FHLBank for any calendar quarter that includes the Agreement Implementation Date, or occurs subsequent to the Agreement Implementation Date, the result of: (i) 20 percent of Quarterly Net Income; plus (ii) 20 percent of a positive Adjustment to Prior Net Income for any prior calendar quarter that includes the Agreement Implementation Date, or occurred subsequent to the Agreement Implementation Date, to the extent such adjustment has not yet been made in the current calendar quarter; minus (iii) 20 percent of the absolute value of a negative Adjustment to Prior Net Income for any prior calendar quarter that includes the Agreement Implementation Date, or occurred subsequent to the Agreement Implementation Date, to the extent such adjustment has not yet been made in the current calendar quarter.

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"Regulations" mean: (i) the rules and regulations of the Federal Housing Finance Board (except to the extent that they may be modified, terminated, set aside or superseded by the Director of the FHFA) in effect on the Effective Date; (ii) the rules and regulations of the FHFA in effect on the Effective Date; and (iii) the rules and regulations of the FHFA adopted after the Effective Date to the extent that such rules and regulations are adopted for the purpose of renumbering former Federal Housing Finance Board or FHFA rules or regulations, without substantive change.

"Repurchase" means: (i) for an FHLBank that has issued stock pursuant to a Capital Plan, the acquisition by an FHLBank of Excess Stock prior to the expiration of the six-month redemption period for Class A Stock or five-year statutory redemption period for Class B stock; and (ii) for an FHLBank that has not issued stock pursuant to a Capital Plan, the discretionary exercise of an FHLBank's power to acquire Other FHLBank Stock in excess of the Member's stock purchase requirements under applicable law, but does not include the exchange of Other FHLBank Stock for Class A Stock or Class B Stock.

"Restricted Retained Earnings" means the cumulative amount of Quarterly Net Income and Adjustments to Prior Net Income allocated to an FHLBank's Retained Earnings account restricted pursuant to this Agreement and does not include amounts retained in: (i) any accounts currently in existence at any FHLBank on the Effective Date; or (ii) any other Retained Earnings accounts subject to restrictions that are not part of the terms of this Agreement.

"Restricted Retained Earnings Minimum" ("RREM") means an amount of Restricted Retained Earnings calculated as of the last day of each calendar quarter equal to one percent of an FHLBank's Total Consolidated Obligations.

"Retained Earnings" means the retained earnings of an FHLBank calculated pursuant to GAAP.

"Special Contribution Percentage" means, for any FHLBank for any calendar quarter that includes the Agreement Implementation Date, or occurs subsequent to the Agreement Implementation Date, the result of: (i) 50 percent of Quarterly Net Income; plus (ii) 50 percent of a positive Adjustment to Prior Net Income for any prior calendar quarter that includes the Agreement Implementation Date, or occurred subsequent to the Agreement Implementation Date, to the extent such adjustment has not yet been made in the current calendar quarter; minus (iii) 50 percent of the absolute value of a negative Adjustment to Prior Net Income for any prior calendar quarter that includes the Agreement Implementation Date, or occurred subsequent to the Agreement Implementation Date, to the extent such adjustment has not yet been made in the current calendar quarter.

"Termination Date" means the date of termination of this Agreement pursuant to Section IV of this Agreement.

"Total Capital" means Retained Earnings, the amount paid-in for stock, the amount of any general allowance for losses, plus such value of other instruments that the FHFA has determined to be available to absorb losses incurred by that FHLBank.

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II.         Establishment of Restricted Retained Earnings

            A. Segregation of Account

            No later than the Agreement Implementation Date, each FHLBank shall establish an account in its official books and records in which to allocate its Restricted Retained Earnings, with such account being segregated on its books and records from the FHLBank's other Retained Earnings for purposes of tracking the accumulation of Restricted Retained Earnings and enforcing the restrictions on the use of the Restricted Retained Earnings imposed in this Agreement and such FHLBank's Capital Plan, if applicable.

            B. Funding of Account

            1. Date on which Funding Begins

            Each FHLBank shall allocate to its Restricted Retained Earnings account an amount at least equal to the Regular Contribution Percentage beginning on the Agreement Implementation Date. Each FHLBank shall allocate funds to the Restricted Retained Earnings Account only through contributions from its Quarterly Net Income or Adjustments to Prior Net Income occurring on or after the Agreement Implementation Date, but nothing in this Agreement shall prevent an FHLBank from allocating a greater percentage of its Quarterly Net Income or positive Adjustment to Prior Net Income to its Restricted Retained Earnings account than the percentages set forth in this Agreement.

            2. Ongoing Funding

            During any Dividend Restriction Period that occurs before the Termination Date, an FHLBank shall continue to allocate its Regular Contribution Percentage (or when, and if required under subsection II.B.4 below, its Special Contribution Percentage) to its Restricted Retained Earnings.

            3. Treatment of Quarterly Net Losses and Annual Net Losses

            In the event an FHLBank sustains a Net Loss for a calendar quarter, the following shall apply: (i) to the extent that its cumulative calendar year-to-date net income is positive at the end of such quarter, the FHLBank may decrease the amount of its Restricted Retained Earnings such that the cumulative addition to the Restricted Retained Earnings account calendar year-to-date at the end of such quarter is equal to 20 percent of the amount of such cumulative calendar year-to-date net income; (ii) to the extent that its cumulative calendar year-to-date net income is negative at the end of such quarter (a) the FHLBank may decrease the amount of its Restricted Retained Earnings account such that the cumulative addition calendar year-to-date to the Restricted Retained Earnings at the end of such quarter is zero, and (b) the FHLBank shall apply any remaining portion of the Net Loss for the calendar quarter first to reduce Retained Earnings that are not Restricted Retained Earnings until such Retained Earnings are reduced to zero, and thereafter may apply any remaining portion of the Net Loss for the calendar quarter to reduce Restricted Retained Earnings; and (iii) for any subsequent calendar quarter in the same calendar year, the FHLBank may decrease the amount of its quarterly allocation to its Restricted Retained Earnings account in that subsequent calendar quarter such that the cumulative addition to the

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Restricted Retained Earnings account calendar year-to-date is equal to 20 percent of the amount of such cumulative calendar year-to-date net income.

            In the event an FHLBank sustains a Net Loss for a calendar year, any such Net Loss first shall be applied to reduce Retained Earnings that are not Restricted Retained Earnings until such Retained Earnings are reduced to zero, and thereafter may apply any remaining portion of the Net Loss for the calendar year to reduce Restricted Retained Earnings.

            4. Funding at Special Contribution Percentage

            If during a Dividend Restriction Period, the amount of an FHLBank's Restricted Retained Earnings decreases in any calendar quarter, except as provided in subsections II.B.3(i) and (ii)(a) above, the FHLBank shall allocate the Special Contribution Percentage to its Restricted Retained Earnings account beginning at the following calendar quarter-end (except as provided in the last sentence of this subsection). Thereafter, such FHLBank shall continue to allocate the Special Contribution Percentage to its Restricted Retained Earnings account until the cumulative difference between: (i) the allocations made using the Special Contribution Percentage; and (ii) the allocations that would have been made if the Regular Contribution Percentage applied, is equal to the amount of the prior decrease in the amount of its Restricted Retained Earnings account arising from the application of subsection II.B.3(ii)(b). If at any calendar quarter-end the Special Contribution Percentage would result in a cumulative allocation in excess of such prior decrease in the amount of Restricted Retained Earnings: (i) the FHLBank may allocate such percentage to the Restricted Retained Earnings account that shall exactly restore the amount of the prior decrease, plus the amount of the Regular Contribution Percentage for that quarter; and (ii) the FHLBank in subsequent quarters shall revert to paying at least the Regular Contribution Percentage.

            5. Release of Restricted Retained Earnings

            If an FHLBank's RREM decreases from time to time due to fluctuations in such FHLBank's Total Consolidated Obligations, amounts in such FHLBank's Restricted Retained Earnings account in excess of 150 percent of the FHLBank's RREM may be released by such FHLBank from the restrictions otherwise imposed on such amounts pursuant to the provisions of this Agreement and the Capital Plan, and reallocated to its general Retained Earnings account.

            6. Contingency for Lack of Approval by the FHFA

            Notwithstanding the other provisions of this Agreement, in the event that prior to the occurrence of the Interim Capital Plan Amendment Implementation Date, this Agreement is terminated pursuant to the terms of Section IV.A. or Section IV.B., the obligations under this Agreement requiring allocation of Quarterly Net Income to Restricted Retained Earnings and restrictions on the use of amounts in the Restricted Retained Earnings account shall be terminated.

            7. Posting of Account Entries

            The initial accounting entry by an FHLBank for any item in any account specified in this Agreement shall be made no later than the date following the end of the calendar period in question required pursuant to the rules of the Securities and Exchange Commission for filing the FHLBank's periodic reports. Each FHLBank shall report to the Office of Finance no later than

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the publication of its periodic reports the amount of such Restricted Retained Earnings allocated to the Restricted Retained Earnings account created pursuant to this Agreement for such immediately preceding calendar quarter as well as the outstanding balance in such Restricted Retained Earnings account as of the end of such calendar quarter.

            8. Effect of Mergers

            In the event of a merger of FHLBanks, a sale of the assets and assumption of the liabilities of an FHLBank, a reorganization or other consolidation of two or more FHLBanks ("Merger"), the proposed treatment of, and the pro forma amount of, the Restricted Retained Earnings account of the surviving FHLBank(s) shall be set forth in the publicly available portion of the application to the FHFA regarding such Merger, and provided to the parties of this Agreement that are not involved in such transaction.

            Notwithstanding the other provisions of this Agreement, in the event of a Merger, the surviving FHLBank's RREM shall be lowered permanently by all, or a portion of, the amount, prior to the Merger, of the Restricted Retained Earnings of the acquired FHLBank (which was deemed the acquired FHLBank for purposes of GAAP) to the extent, and in the amount, permitted by the FHFA's approval of a Capital Plan amendment effective upon the consummation of such Merger.

            C. No Effect on Rights of Shareholders as Owners of Retained Earnings

            In the event of the liquidation of an FHLBank, or a taking of an FHLBank's Retained Earnings by future federal action, nothing in this Agreement shall change the rights of the holders of an FHLBank's Class B stock as owners of the Retained Earnings, including Restricted Retained Earnings, as granted under Section 6(h) of the Act.

III.        Limitation on Dividends, Stock Repurchase and Stock Redemption

            A. General Rule on Dividends.

            During a Dividend Restriction Period, an FHLBank may pay Dividends on Class A Stock, Class B Stock, or Other FHLBank Stock only out of: (i) Retained Earnings that are not Restricted Retained Earnings, as required by this Agreement; or (ii) that portion of Quarterly Net Income not allocated to Restricted Retained Earnings pursuant to the terms of this Agreement and its amended Capital Plan, if applicable.

            B. Limitations on Repurchase and Redemption.

During a Dividend Restriction Period, an FHLBank (i) shall conduct any Redemption and Repurchase transaction, if otherwise permitted, only at par value; and (ii) shall not engage in a Repurchase or Redemption transaction if following such transaction the FHLBank's Total Capital as reported to the FHFA falls below the FHLBank's aggregate paid-in amount of capital stock.

IV.      Termination of Agreement

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            This Agreement shall be binding upon the FHLBanks as of the Effective Date, and shall remain in full force and effect until the Termination Date. The Termination Date shall occur at the earlier of:

    the date on which the boards of directors of at least two-thirds (2/3) of the then-existing FHLBanks have adopted resolutions terminating this Agreement; or
    the date on which an Automatic Termination Event occurs.

            Subsequent to the occurrence of the Interim Capital Plan Amendment Implementation Date, any FHLBank, at its option, may file an application to amend its Capital Plan through the normal regulatory process of amending a capital plan to extinguish that FHLBank's obligation to make allocations to its Restricted Retained Earnings account; provided, however, that such application must be expressly conditioned upon the FHLBanks agreeing to terminate this Agreement pursuant to subsection (A) above; provided, further that upon any termination pursuant to subsection (A) above, each FHLBank's obligations to the other FHLBanks with respect to the restrictions on the use of the amounts in the Restricted Retained Earnings accounts with respect to Dividends, Repurchases and Redemptions set forth in Section III (subject to the provisions of subsections 3, 5, 6 and 8 of Section II.B) shall survive such voluntary termination of this Agreement and shall not be removed from any FHLBank's Capital Plan except upon the occurrence of an Automatic Termination Event. An Automatic Termination Event shall terminate both the obligations under this Agreement, and the provisions of the Capital Plan amendments (or the related provisions under a Capital Plan, as applicable) requiring allocation of Quarterly Net Income to Restricted Retained Earnings and restrictions on the use of amounts in the Restricted Retained Earnings account.

V.         Implementation Process

            A. Execution and Approval of Agreement

            This Agreement shall become binding on the FHLBanks on the Effective Date, and shall remain in effect until the Termination Date. Each FHLBank represents and warrants that this Agreement is within such party's power, has been duly authorized by all necessary corporate action, and constitutes a valid and binding obligation of such party enforceable in accordance with its terms, subject to principles of public policy, general equitable principles, and any receivership, insolvency, reorganization, moratorium, fraudulent conveyance or similar law relating to or affecting the rights of creditors generally, which law may be in effect from time to time.

            B. Application to FHFA

            Upon the Effective Date: (i) each FHLBank that has issued stock pursuant to a Capital Plan shall be obligated to take all commercially reasonable steps necessary, that its board of directors believes are in the best interests of the FHLBank, to submit to the FHFA on or before April 1, 2011, an application for approval of an amendment to its Capital Plan in compliance with the terms of this Agreement outlined in subsection V.C.; and (ii) any FHLBank that has not issued stock pursuant to a Capital Plan shall be obligated to take all commercially reasonable steps necessary, that its board of directors believes are in the best interests of the FHLBank, to include in a supplement to its Capital Plan submission to the FHFA the provisions contemplated

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by the Capital Plan amendments outlined in subsection V.C. The parties acknowledge that a task force of FHLBanks has been formed to assist each FHLBank with this process, but that each FHLBank retains primary responsibility for preparing and submitting the application in a timely manner; provided, however, in the interests of efficiency, the FHLBanks may agree to undertake this application to the FHFA jointly.

            C. Capital Plan Amendment

            The amendments to the Capital Plan of each FHLBank that has issued stock pursuant to a Capital Plan as of the Effective Date shall become effective only if approved by the FHFA for each such FHLBank, and, if such approval is granted, such amendments shall become effective simultaneously on the Interim Capital Plan Amendment Implementation Date. The amendments to the Capital Plan for any FHLBank that has not issued stock pursuant to a Capital Plan as of the Effective Date shall become effective on the Final Capital Plan Amendment Implementation Date. Each FHLBank's Capital Plan amendments shall contain: (i) the substantive provisions of Sections II and III of this Agreement; and (ii) a self-executing provision, that upon the occurrence of an Automatic Termination Event, shall terminate (a) each FHLBank's obligations to make further allocations to its Restricted Retained Earnings account, and (b) the restrictions upon the use of all amounts then held in such Restricted Retained Earnings account, without any further action by the board of directors of any FHLBank or by the FHFA.

VI.       No Third Party Rights.

            Nothing in this Agreement shall create or be deemed to create any rights in any third party.

VII.      Injunctive Relief

            Each FHLBank agrees that any violation or threatened violation of this Agreement may cause irreparable injury to the other parties to this Agreement, the degree of which may be difficult to ascertain. Accordingly, each FHLBank agrees that each of the other FHLBanks shall have the right to seek immediate injunctive relief for any breach of this Agreement (or for the breach of the obligations that survive termination of this Agreement as set forth in Section IV), as may be granted by a court of competent jurisdiction, as well as the right to pursue any and all other rights and remedies available at law or in equity.

VIII.     Amendment; Waivers

            This Agreement may be amended only in a writing executed by each of the then-existing FHLBanks. No waiver of any provision of this Agreement or consent to any departure therefrom shall be effective unless executed by the party against whom such consent to waiver or departure is asserted and shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any FHLBank in any case shall entitle that FHLBank to any other or further notice or demand in the same, similar or other circumstances. Any forbearance, failure, or delay by any FHLBank in exercising any right, power, or remedy hereunder shall not be deemed to be a waiver thereof, and any single or partial exercise by that FHLBank of any right, power, or remedy hereunder shall not preclude the further exercise thereof. Every right,

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power, and remedy of each FHLBank shall continue in full force and effect until specifically waived by that FHLBank in writing.

IX.       Legal Fees

            Each FHLBank agrees that if any action or proceeding is brought by one or more parties under this Agreement seeking to obtain any legal or equitable relief against any other party to this Agreement that arises out of, or is related to, this Agreement or any transaction contemplated hereby, then, after any and all appeals and the expiration of the time for all appeals, the nonprevailing party(ies) will pay all reasonable attorneys' fees and other costs incurred by the substantially prevailing party(ies) in connection therewith.

X.         Applicable Law; Severability

            This Agreement shall be governed by the statutory and common law of the United States and, to the extent federal law incorporates or defers to state law, the substantive laws of the State of New York (excluding, however, laws regarding the conflict of laws provisions). Notwithstanding the foregoing, the Uniform Commercial Code as in effect in the State of New York shall be deemed applicable to this Agreement. In the event that any portion of this Agreement conflicts with applicable law, such conflict shall not affect other provisions of this Agreement that can be given effect without the conflicting provision, and to this end the provisions of this Agreement are declared to be severable. In the event of any ambiguity, the terms of this Agreement shall be interpreted to conform to the requirements of the Act, HERA and the Regulations.

XI.       Successors

            This Agreement shall be binding upon and inure to the benefit of the successors of each FHLBank.

XII.      Notices

            Any notice, advice, request, consent, or direction given, made, or withdrawn pursuant to this Agreement shall be in writing or by machine-readable electronic transmission, and shall be deemed to have been duly given to and received by a party hereto when it shall have been actually received by such party at its principal office, and shall be directed to the attention of the FHLBank's General Counsel or President.

XIII.     Entire Agreement

            This Agreement embodies the entire agreement and understanding among the parties hereto relating to the subject matter hereof and supersedes all prior agreements among such parties that relate to such subject matter.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf and in its name by its duly authorized officer(s) as of the date set forth below.

FEDERAL HOME LOAN BANK OF
     ATLANTA

By:  /s/ W. Wesley McMullan

Name:  W. Wesley McMullan

Title:    President and CEO

Date:    February 24, 2011

FEDERAL HOME LOAN BANK OF
     BOSTON

By:  /s/ Edward A. Hjerpe, III

Name:  Edward A. Hjerpe, III

Title:    President and CEO

Date:    February 23, 2011

FEDERAL HOME LOAN BANK OF
     CHICAGO

By:  /s/ Matthew R. Feldman

Name:  Matthew R. Feldman

Title:    President and CEO

Date:    February 22, 2011

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FEDERAL HOME LOAN BANK OF
     CINCINNATI

By:  /s/ David H. Hehman                           By:  /s/ Andrew S. Howell

Name:  David H. Hehman                          Name:  Andrew S. Howell

Title:    President                                        Title:    EVP and COO

Date:    February 22, 2011                          Date:    February 22, 2011

FEDERAL HOME LOAN BANK OF
     DALLAS

By:  /s/ Terry Smith

Name:  Terry Smith

Title:    CEO

Date:    February 17, 2011

FEDERAL HOME LOAN BANK OF
     DES MOINES

By:  /s/ Richard S. Swanson

Name:  Richard S. Swanson

Title:    President and CEO

Date:    February 28, 2011

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FEDERAL HOME LOAN BANK OF
     INDIANAPOLIS

By:  /s/ Milton J. Miller                              By:  /s/ Cindy L. Konich

Name:  Milton J. Miller                              Name:  Cindy L. Konich

Title:    President and CEO                        Title:    EVP, COO and CFO

Date:    February 28, 2011                         Date:    February 28, 2011

FEDERAL HOME LOAN BANK OF
     NEW YORK

By:  /s/ Alfred A. DelliBovi

Name:  Alfred A. DelliBovi

Title:    President and CEO

Date:    February 18, 2011

FEDERAL HOME LOAN BANK OF
     PITTSBURGH

By:  /s/ Winthrop Watson

Name:  Winthrop Watson

Title:    President and CEO

Date:    February 28, 2011

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FEDERAL HOME LOAN BANK OF
     SAN FRANCISCO

By:  /s/ Dean Schultz

Name:  Dean Schultz

Title:    President and CEO

Date:    February 28, 2011

FEDERAL HOME LOAN BANK OF
     SEATTLE

By:  /s/ Steven R. Horton

Name:  Steven R. Horton

Title:    Acting President and CEO

Date: February 24, 2011

FEDERAL HOME LOAN BANK OF
     TOPEKA

By:  /s/ Andrew J. Jetter

Name:  Andrew J. Jetter

Title:    President and CEO

Date:    February 23, 2011

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